Exhibit 16


                                                        PricewaterCoopers LLP
                                                        1751 Pinnacle Drive
                                                        McLean, VA  22102-3811
                                                        Telephone (703) 918-3000
                                                        Facsimile (703) 918-3100


October 6, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by V-ONE Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated October 6, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP